THE ALGER FUND

SUPPLEMENT DATED AUGUST 5, 1998 TO THE PROSPECTUS DATED FEBRUARY 25, 1998 AS SUPPLEMENTED MAY 18, 1998

     The first paragraph of the section of the Prospectus entitled "Waivers of Sales Charges", beginning on page 4, is amended as follows:

WAIVERS OF SALES CHARGES

     No initial sales charge (Class A) or CDSC (Class A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates,
(ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh
Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors of trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by ERISA; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers, banks, trust companies and other financial institutions on behalf of their clients; (7) by registered investment advisers for their own accounts; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) of shares representing assets transferred from another mutual fund into any Portfolio by a broker-dealer acting on behalf of a client.

     The  last  sentence  of  the  paragraph  entitled  "Shareholder   Servicing
Agreement" on page 14 is amended as follows:

     Alger Inc. will compensate third parties from this fee who provide personal services and maintenance of customer accounts.